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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 9, 1996
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               Date of Report (Date of earliest event reported)

                               FMC GOLD COMPANY
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            (Exact name of registrant as specified in its charter)

Delaware                        1-9569                     88-0226676
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(State or other                 (Commission                (I.R.S. Employer
jurisdiction                    File Number)               Identification No.)
of incorporation)

             5011 Meadowood Way, Reno, Nevada                 89502
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         (Address of principal executive offices)          (Zip Code)

                                (702) 827-3777
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             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     On February 9, 1996, the Company issued the following press release:

     "UPDATE ON POSSIBLE SALE OF FMC GOLD COMPANY

     CHICAGO, February 9, 1996--In September 1995, FMC Gold Company announced that it was initiating a process for the possible sale of the company. The results of the sale process to date suggest that there is greater interest in the sale of individual assets than in the purchase of the company as a whole. Also, the recent upturn in gold prices and gold equity markets presents an opportunity to evaluate additional options. Therefore, FMC Gold has determined that it will augment its previously announced sale process to include a range of options based on current gold equity market conditions and interest in individual properties. The company is retaining J.P. Morgan & Co., Inc. to join Wood Gundy Inc. as financial advisors for this process.

     FMC Gold noted that there is no assurance that a transaction(s) will result from its ongoing effort, and there is no assurance regarding the value of any transaction(s) to be consummated."


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FMC GOLD COMPANY
                                       Registrant


Date: February 9, 1996

                                       By
                                           ------------------------------
                                           Name:  Robert L. Day
                                           Title:  Secretary